                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (33-96274) of our report dated September 19,1997 relating to the financial statements of Tatham Offshore, Inc. for the year ended June 30, 1997 appearing on page F-2 of this Form 10-K/A.


/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP


Houston, Texas
June 24, 1998